UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2011

NEXAIRA WIRELESS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53799
(Commission File Number)

20-8748507
(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8
(Address of principal executive offices and Zip Code)

(604) 682-5629
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed in our report on Form 8K filed with the Securities and Exchange Commission on August 23, 2010, on August 20, 2010, we issued to Gemini Master Fund, Ltd. (“Gemini”) a convertible note (the “Note”) in the face amount of $400,000 and a three-year warrant to purchase up to 333,333 shares of common stock of our company at an exercise price of $0.50 per share (subject to adjustment) until August 20, 2013. The maturity date of the convertible Note was July 31, 2011. On March 21, 2011, we entered into an Amendment Agreement whereby Gemini agreed to grant a three month extension of the maturity date of the Note to October 31, 2011.

In consideration for the extension, on March 21, 2011 we issued Gemini warrants to purchase up to 333,333 shares of our common stock at an exercise price of $0.15 per share (subject to adjustment) until March 21, 2014.

On March 22, 2011, Gemini delivered a notice of conversion with respect to $20,000 of the principal amount of the Note. Effective March 23, 2011, the $20,000, and $1,172.60 accrued interest thereon, were converted into 289,665 common shares of our company at a deemed conversion price of $0.0731 per share. Gemini is an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended), and in issuing these shares and the warrants described above to Gemini, we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On March 23, 2011, we closed a private placement consisting of 2,250,000 units at a purchase price of $0.10 per unit for aggregate gross proceeds of $225,000. Each Unit consists of one common share in the capital of the Company and one common share purchase warrant exercisable at a strike price of $0.15 per share at any time until March 23, 2014. We issued the 2,250,000 units to four U.S. persons who are accredited investors (as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended), and in issuing these securities, we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

All references to dollar amounts in this Form 8-K refer to US dollars.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment Agreement with Gemini Master Fund, Ltd.
10.2	Warrant issued to Gemini Master Fund, Ltd.
10.3	Form of Subscription Agreement (US Person) including form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	“Ralph Proceviat”
Name:	Ralph Proceviat
Title:	Chief Financial Officer
Dated:	March 24, 2011